UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 31, 2006
Warwick Valley Telephone Company
(Exact name of registrant as specified in its charter)

0-11174	14-1160510
(Commission File No.)	(I.R.S. Employer Identification No.)
New York
(State or other jurisdiction of incorporation or organization)
47 Main Street
Warwick, New York 10990
(845) 986-8080
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On January 31, 2006 Warwick Valley Telephone Company (the “Company”) issued a press release which contained certain results of the Company’s operations for the twelve month period ended December 31, 2005. The Company’s press release is furnished herewith as Exhibit 99.1.
Item 8.01. Other Events
Warwick Valley Telephone Company (the “Company”) issued a press release today regarding the retention of the investment banking firm Stifel, Nicolaus & Company, Incorporated to assess strategic options available to the Company. A copy of that press release is found in Exhibit 99.1 hereto, which is incorporated in this Item 8.01 by reference.
Item 9.01. Financial Statements and Exhibits
99.1. Press release entitled “Warwick Valley Comments On 2005 Results and Announces Decision to Retain Investment Banker to Explore Strategic Alternatives,” dated January 31, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY
(Registrant)

Date: January 31, 2006	By:	/s/ Herbert Gareiss, Jr.

	Name:	Herbert Gareiss, Jr.
	Title:	President

Exhibit Index

Exhibit No.	Description
99.1	Press release entitled “Warwick Valley Comments On 2005 Results and Announces Decision to Retain Investment Banker to Explore Strategic Alternatives,” dated January 31, 2006.